UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2007

Commission file number: 0-23687

STOCKGROUP INFORMATION SYSTEMS INC.
(Exact name of small business issuer as specified in its charter)

Colorado	84-1379282
(State or other jurisdiction of incorporation or	(IRS Employer Identification No.)
organization)

Suite 500-750 West Pender Street, Vancouver, British Columbia, V6C 2T7
(Address of principal executive offices)

(604) 331-0995
(Issuer's telephone number)

___________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01      Other Events

     On July 18, 2007, the Company issued a press release announcing that Mr. Joe McWilliams has joined the Company as VP of Monetization. Mr. McWilliams has replaced Michael Donnelly who was formerly VP Sales for Stockgroup.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCKGROUP INFORMATION SYSTEMS INC.

/s/ Susan Lovell

Susan Lovell
Chief Financial Officer
Date: July 18, 2007